UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2006

SmarTire Systems Inc.
(Exact name of registration as specified in its charter)

British Columbia, Canada	0-29248	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#150 - 13151 Vanier Place Richmond, British Columbia, Canada	V6V 2J1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. 01  Other Events.

At our annual and special meeting of shareholders held December 8, 2006, our shareholders approved the continuation of our company from the Yukon Territory to the Province of British Columbia, Canada. Accordingly, we filed a continuation application with the Registrar of Companies for the Province of British Columbia on December 20, 2006 and received a Certificate of Continuation from the Registrar of Companies effective at 10:37 a.m. Pacific Time on December 20, 2006.

A copy of our Certificate of Continuation and our Articles are attached as an exhibit to this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit Number   Description

3.1	Certificate of Continuation
3.2	Articles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SMARTIRE SYSTEMS INC.

Date: February 5, 2007                         By: /s/ Jeff Finkelstein
   Jeff Finkelstein
   Chief Financial Officer